UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2014

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35423	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

During a previously announced investor conference call on May 12, 2014, the management of SunCoke Energy, Inc. (the “Company”) discussed the Company’s contribution of a 33 percent interest in each of the Haverhill, Ohio and Middletown, Ohio cokemaking facilities to SunCoke Energy Partners, L.P. (the “Partnership”), and reaffirmed full-year 2014 consolidated earnings guidance. A copy of the slide presentation is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report that is being furnished pursuant to Items 7.01 and 9.01 of Form 8–K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On May 9, 2014, the Company announced that it had closed on its agreement to contribute a 33 percent interest in each of the Haverhill, Ohio and Middletown, Ohio cokemaking facilities to the Partnership for an aggregate consideration of $365 million. The Company, which is the Partnership’s sponsor, general partner and largest unitholder, retains a two percent interest in both facilities. In the same press release, the Company also reaffirmed its full-year 2014 consolidated earnings guidance, and announced that it had received a final permit to construct and operate a potential new cokemaking facility near South Shore, Kentucky. The press release containing these announcements is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

Forward-Looking Statements

Statements contained in the exhibit to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy, Inc. Slide presentation dated May 12, 2014

99.2	SunCoke Energy, Inc. Press Release (May 9, 2014).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC. (Registrant)

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and Chief Financial Officer

Date: May 12, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy, Inc. Slide presentation dated May 12, 2014

99.2	SunCoke Energy, Inc. Press Release (May 9, 2014).